SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT

		THIS SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT (the Security Agreement and Collateral Assignment and all exhibits, schedules, extensions, renewals, amendments, substitutions and replacements hereto and hereof is referred to herein as the "Security Agreement") dated as of June 26, 2015, is made and entered into by and among SCIENTIFIC INDUSTRIES, INC., a Delaware corporation with an address at 80 Orville Drive, Suite 102, Bohemia, New York 11716 (the "Debtor") and FIRST NATIONAL BANK OF PENNSYLVANIA, with an address at One North Shore Center, Suite
500, 12 Federal Street, Pittsburgh, Pennsylvania 15212.

WITNESSETH:

		WHEREAS, pursuant to a Credit Agreement (the
Credit Agreement and all exhibits, schedules, extensions, renewals, amendments, substitutions and replacements thereto and thereof is referred to herein as the "Credit Agreement") dated as of even date herewith by and among the Secured Party as the lender and the Debtor as the borrower, the Secured Party has agreed to make available to the Debtor certain revolving, term and equipment credit facilities in an initial aggregate principal amount of $1,298,500.00, which Indebtedness will be evidenced by one or more revolving, demand notes dated as of even date herewith
(such notes, together with all extensions, renewals, amendments, substitutions and replacements thereto and thereof, are hereinafter referred to individually as a "Note", and collectively as the "Notes"), with interest as provided in the Credit Agreement and to be repaid at the times and places and in the manner set forth in the Credit Agreement, and containing other terms and provisions as set forth in the Credit Agreement; and

		WHEREAS, to secure the prompt payment in full to the Secured Party of the Obligations, as such term is defined in the Credit Agreement, the Debtor has agreed to execute and deliver to the Secured Party this Security Agreement.

		NOW, THEREFORE, in consideration of the premises (each of which is incorporated herein by reference) and the mutual promises contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the intent to be legally bound hereby, and for the purpose of securing:

		(i)	the performance of all of the terms and
provisions contained in the Notes, including, but not limited to, the payment of the aggregate unpaid principal balance of the Notes (including all advances heretofore and hereafter made and evidenced by any Note) and interest thereon unto the Secured Party, its successors and assigns, according to the provisions and conditions of the Notes, as they may be amended, extended, renewed, substituted or replaced from time to time, and in discharge thereof;

		(ii)	 the performance by the Debtor of all of
the terms and provisions contained in the Credit Agreement, this Security Agreement and all of the other Loan Documents, as they may be amended, modified or supplemented from time to time, the terms and provisions of all of such documents being specifically incorporated herein by reference as though set forth herein; and

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		(iii)	the Debtor's payment of any and all of
the Obligations to the Secured Party, whether now or hereafter existing or incurred and whether direct or indirect, by virtue of any assignment, pledge or other transfer or disposition to the Secured Party of Indebtedness and other obligations of the Debtor to one or more third parties, or otherwise, and including without limitation, any and all obligations and liabilities of the Debtor to the Secured Party, whether absolute or contingent, whether now existing or hereafter created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) under (a) any agreement, device or arrangement designed to protect the Borrowers from fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency exchange agreements, forward rate currency or interest rate options, puts, warrants, swaps, swaptions, U.S. Treasury locks and U.S. Treasury options, (b) any other interest rate hedging transactions, such as, but not limited to, managing the Borrowers' interest rate risk associated with any pending or potential capital market transactions such as fixed rate bond issues and (c) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing;

the Debtor and the Secured Party hereby agree as follows:

1.		Grant of Security Interests.  The Debtor hereby
assigns and pledges to the Secured Party, and its successors and assigns, and grants to the Secured Party, and its successors and assigns, a perfected and continuing lien and security interest, prior to all other liens and security interests (except for Permitted Liens, but only to the extent permitted by the Credit Agreement), on and in all of the Debtor's property described below, whether now owned or existing or hereafter acquired, arising or created, and all of the Debtor's rights, titles and interests in and to and relating to all such property, wherever located, and all products thereof and all proceeds derived therefrom (including, without limitation, proceeds of insurance):

            (a)	All personal property of the Debtor, including
without limitation the following, all whether now owned or hereafter acquired or arising and wherever located: (i) accounts (including health-care-insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts);
(vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory, including raw materials, work in process, or materials used or consumed in Debtor's business, items held for sale or lease or furnished or to be furnished under contracts of service, sale or lease, goods that are returned, reclaimed or repossessed; (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, computer programs embedded in such goods and farm products; (ix) equipment, including machinery, vehicles and furniture; (x) fixtures; (xi) agricultural liens;
(xii) as-extracted collateral; (xiii) commercial tort claims, if any, described on Schedule 1 hereto; (xiv) letter of credit rights; (xv) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, all existing and future customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license

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agreements, formulae, tax and any other types of refunds,
returned and unearned insurance premiums, rights and claims under insurance policies; (xvi) all supporting obligations of all of the foregoing property; (xvii) all property of the Debtor now or hereafter in the Secured Party's possession or in transit to or from, or under the custody or control of, the Secured Party or any affiliate thereof; (xviii) all cash and cash equivalents thereof; and (xix) all cash and noncash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

		(b)	All books, records, documents, ledger
receipts and other information of the Debtor pertaining to any of the foregoing, including, without limitation, all customer lists, credit files, computer records, computer programs, storage media and computer software used or required in connection with the establishment, generation, processing, maintenance or storage of such books, records or documents or otherwise used or acquired in connection with documenting information pertaining to any of the aforesaid collateral.

All of the Debtor's property described in items (a) and (b) above, both inclusive, as well as all products and proceeds thereof and all of the Debtor's rights, titles and interests in and to and relating to all such property, whether now owned or existing or hereafter acquired or created, are hereinafter referred to collectively and individually as the "Collateral".

2.		Representations and Warranties.  The Debtor
hereby represents and warrants to the Secured Party that:

		(i)	Title to Collateral.  The Debtor has
good title to all of its presently owned or existing Collateral, free and clear of all Liens except for Permitted Liens (but only to the extent permitted by the Credit Agreement). Each of the assignments, pledges liens and security interests made and granted hereby, when duly and properly perfected, will be liens and security interests prior to all other Liens and are not in any respect subject or subordinate to any other Lien, except for the Permitted Liens (but only to the extent permitted by the Credit Agreement). Except for Permitted Liens, the Debtor has not heretofore assigned or pledged, or granted any other Liens upon or in, or otherwise assigned a Lien on, any of the Collateral.

		(ii)	Authority.  The Debtor has and has
duly exercised all requisite right, power and authority to enter into this Security Agreement, and to assign and pledge, and to grant liens and security interests upon and in, the Collateral for the purposes set forth in this Security Agreement, and to carry out the transactions contemplated by this Security
Agreement.

		(iii)	Chief Executive Office and Other
Locations.  The Debtor's chief executive office is as shown on
Schedule 1 attached hereto and made a part hereof. All of the Debtor's other places of business are as shown on Schedule 1.

		(iv)	Records.  The records relating to the
Collateral in the possession of, or subject to the control of, the Debtor are kept at the Debtor's chief executive office as shown on Schedule 1 and at no other locations.

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		(v)	Locations of Inventory, Fixtures and
Goods. The Collateral which consists of inventory, fixtures and goods is located only at those sites more fully described on
Schedule 1 hereto.

3.		Covenants.  The Debtor hereby covenants and
agrees with the Secured Party that:

		(i)	Title to Collateral.  The Debtor will
be the sole legal and beneficial owner of, and will have and maintain good and marketable title in and to, all of the Collateral hereafter acquired, created or arising, free and clear of all Liens except Permitted Liens. At its expense, the Debtor shall generally warrant title to the Collateral and shall defend the Collateral and the rights, titles and interests of the Secured Party therein and thereto, against all claims and demands of any and all Persons. The Debtor shall not (A) grant, create, incur or permit to exist any Lien on or in any of the Collateral, other than Permitted Liens, (B) permit any of the Collateral to be levied upon under any legal process, (C) assign, transfer or otherwise dispose of any of the Collateral (except as otherwise may be permitted in the Credit Agreement), or (D) do, or permit to be done, anything that may impair the value of any of the Collateral or any of the liens and security interests granted or afforded by this Security Agreement. The Debtor shall promptly discharge any Lien on any of the Collateral which is not specifically permitted to exist pursuant to the terms of this Security Agreement or any of the other
Loan Documents.

		(ii)	Locations of Offices and Collateral.

			(A)	The Debtor will immediately
advise the Secured Party in writing of any change or anticipated change in, or any additions to, the chief executive office and the other places of business of the Debtor listed on Schedule 1 hereto.

			(B)	The Debtor will not remove
or permit the removal of any of the records relating to the Collateral from the locations shown on Schedule 1, and will not locate any such records at locations other than the locations shown on Schedule 1, without the prior written consent of the Secured Party.

			(C)	The Debtor will not remove
or permit the removal of any of the Collateral which consists of inventory, equipment, fixtures and goods from the locations shown on Schedule 1, and will not locate any inventory, equipment, fixtures and goods at locations other than the locations shown on Schedule 1, without the prior written consent of the Secured Party, except for (i) dispositions of assets in accordance with the Credit Agreement and (ii) temporarily for use in the ordinary business operations of the Debtor. The Debtor shall provide to the Secured Party promptly upon request adequate evidence that any removal or location of any such Collateral was permitted by the Credit Agreement, and shall ensure that any replacement inventory, equipment, goods and fixtures are free and clear of all Liens, except for Permitted Liens.

		(iii)	Changes to Chief Executive Office,
Places of Business or Name of Debtor. If the Debtor desires to make any change or addition to the information set forth on Schedule 1 hereto, or to establish a new or additional name in which it may invoice account debtors, maintain records concerning the Collateral, own or locate
Collateral or conduct its business, then the Debtor shall first, with respect to each such new or changed name or location:

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		(A)	give the Secured Party at least
30 days' prior written notice of its intention to do so and provide the Secured Party with such information in connection therewith as the Secured Party may reasonably request; and

		(B)	take such action, satisfactory to
the Secured Party, as may be necessary in the opinion of the Secured Party to maintain at all times the perfection and priority of the security interests granted to the Secured Party hereunder.

		(iv)	Covenants Relating to Accounts.

		(A)	The Debtor shall promptly deliver
to the Secured Party from time to time any information relating to its accounts, including without limitation the names and addresses of account debtors; the aging of such accounts; the dates on which such accounts first became due; the amounts of any offsets or claims of any account debtor and whether the Debtor disputes such claim or offset; copies of any documents, instruments, invoices and purchase orders; and all schedules, certifications and any reports or other information relating to the Debtor's accounts, all as the Secured Party may reasonably request from time to time, all of the foregoing to be in form and substance satisfactory to the Secured Party and in such detail as the Secured Party may reasonably request. The Debtor shall at all times and from time to time cooperate fully with the Secured Party and its employees, officers and authorized representatives in verifying any matter relating to any account.

		(B)	The Debtor shall not invoice any
account debtors or maintain the records of the Debtor relating to any account in any name other than the Debtor's proper corporate name and such new names as it may establish in accordance with Section 3(iii) above.

		(C)	The Debtor agrees that the
Secured Party may at any time, with reasonable notice to the Debtor if no Event of Default is then in existence, verify with any account debtors the status of any accounts payable by such account debtors. The Debtor shall, from time to time upon the reasonable request of the Secured
Party, execute and deliver such information, documents and instruments, and take all such action as the Secured Party may reasonably request in order to effectuate the purposes of this paragraph (C).

		(D)	The Debtor shall promptly notify
the Secured Party of any dispute (including without limitation any rejection or revocation of acceptance of goods) between the Debtor and any account debtor concerning any disputed amount in excess of $50,000 due and owing under any Account, including the reason for the dispute, all claims related thereto and the amount in controversy. The Debtor will promptly notify the Secured Party if the Debtor has notice or knowledge of claims or adverse changes which will or may affect the ultimate collectibility of any or all of the accounts of an account debtor, in an aggregate amount at any time in excess of $50,000.

		(E)	To the extent that any applicable
Law, custom or any contract or agreement with any account debtor requires notice to or the consent of such account debtor in order for the Secured Party to obtain a security interest in the accounts of such account debtor, the Debtor agrees to promptly give such notice or obtain such consent.

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		(v)	Performance of Agreements.  The
Debtor shall abide by, perform and discharge each and every obligation, covenant, condition, duty and agreement in connection with the Collateral contained herein or in any of the other Loan Documents.

		(vi)	Preservation of Security Interests.
(A) The Debtor will preserve and protect the Secured Party's security interest in the Collateral. The Debtor will execute or join in the execution of, from time to time upon the request of the Secured Party, all financing statements, continuation statements and all other documents and instruments required by the Secured Party to evidence and perfect, and continue to evidence and perfect, all of the security interests granted herein or hereby, and the Debtor shall pay the cost of filing or recording such documents and instruments in all public offices where deemed necessary by the Secured Party.
The Debtor will promptly furnish all documents of title, affidavits and other documents and instruments reasonably required by the Secured Party to further evidence or to perfect the liens and security interests granted herein or hereby. To the extent controllable by the Debtor, the Debtor will, at its own cost and expense, cause such security interests as are governed by the Uniform Commercial Code to be perfected and to continue to be perfected so long as the Obligations or any portion thereof is outstanding and unpaid, or any commitment to lend under the Credit Agreement is in effect and, upon the request of the Secured Party, the Debtor will, at its own cost and expense, cause such liens and security interests as are governed by Laws other than the Uniform Commercial
Code to be perfected and to continue to be perfected so long as the Obligations or any portion thereof is outstanding and unpaid or any commitment to lend under the Credit Agreement is in effect. Immediately upon the Debtor's receipt of any portion of the Collateral which itself, or the ownership of which, is or becomes evidenced by an agreement, instrument, document or other writing (including but not limited to promissory notes, documents of title, trade acceptances and warehouse receipts), the Debtor shall deliver the original thereof to the Secured
Party, together with appropriate endorsements or other specific evidence, in form and substance acceptable to the Secured Party, of the assignment thereof to the Secured Party.

		(B)	Without limitation of the
foregoing, the Secured Party may at any time and from time to time file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Debtor, or words of similar effect, and which contain any other information required by the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor. The Debtor agrees to provide to the Secured Party from time to time promptly upon request any information requested by the Secured Party so that the Secured Party can take any such action. Any such financing statements, continuation statements or amendments may be signed by the Secured Party on behalf of the Debtor, and may be filed at any time in any appropriate jurisdiction. The Debtor hereby authorizes the Secured Party to do any of the foregoing and ratifies and confirms any of the foregoing actions taken previously by the Secured Party.

		(C)	The Debtor shall at any time and
from time to time, take such steps as the Secured Party may reasonably request for the Secured Party (i) to obtain an acknowledgement, in form and substance satisfactory to the Secured Party, of any bailee or any other Person having possession of any of the Collateral that the bailee or such other Person holds such Collateral for

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the Secured Party, (ii) to obtain "control" of any
investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in the Uniform Commercial Code with corresponding provisions in Sections 9-104, 9-105, 9-106 and 9-107 of the Uniform Commercial Code relating to what constitutes "control" for such items of Collateral, with any agreements establishing control to be in form and substance satisfactory to the Secured Party, and (iii) otherwise to insure the continued perfection and priority of the Secured Party's security interest in any of the Collateral and of the preservation of its rights therein, with the same priority required by the Loan Documents.

		(vii)	Books and Records; Notices and Other
Information; Inspection. The Debtor will at all times keep, or cause to be kept, accurate and complete books and records relating to the Collateral. The Debtor hereby agrees that the Secured Party, or any of its officers, employees and authorized representatives, shall have the right to inspect the Collateral and make extracts from the books and records relating to the Collateral from time to time during normal business hours. The Debtor shall promptly furnish or cause to be furnished to the Secured Party such data and information and copies of such papers and documents relating to the Collateral as the Secured Party may request from time to time and in such form and substance as may be requested by the Secured Party from time to time, shall have access to any premises where any of the Collateral is located, and shall have the right, at any time, to discuss the Collateral with any employee, officer, attorney, accountant, Account Debtor or creditor of the Debtor. The Debtor will promptly deliver to the Secured Party all written notices, and will promptly give the Secured Party written notice of any other notices, received by it with respect to a material diminution of the value of the Collateral or the impairment of the lien of the Secured Party in the Collateral.

		(viii)	Cooperation Upon Event of Default.
To assist the Secured Party in enforcing its rights and remedies hereunder, upon the request of the Secured Party made from time to time after the occurrence of an Event of Default, the Debtor will, at its expense (A) assemble and prepare for removal at and to places designated by the Secured Party such items of Collateral selected by the Secured Party, and (B) otherwise cooperate fully with the Secured Party in all respects so that the Secured Party can effectively exercise its rights and remedies hereunder.

		(ix)	Additional Provisions Regarding
Commercial Tort Claims. If the Debtor shall at any time, acquire a commercial tort claim, as defined in the Uniform
Commercial Code, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the brief details thereof and shall grant to the Secured Party in such writing a security interest therein and in all proceeds thereof, all of which shall be upon and subject to the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Secured
Party.

4.		Actions Upon Occurrence of Event of Default.
Upon the occurrence and during the continuance of any Event of Default and at any time thereafter, the Secured Party may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the Uniform Commercial Code. As permitted by such Code, the Secured Party may
(a) peaceably by its own means or with judicial assistance enter the Debtor's premises and take possession of the Collateral, (b) render the Collateral unusable, (c) dispose of the Collateral on

                       -7

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the Debtor's premises, (d) require the Debtor to assemble
the Collateral and make it available to the Secured Party at a place designated by the Secured Party, and (e) notify and direct any account debtor with respect to any Account or payment intangible to make payment directly to the Secured Party of the amounts due, and give receipts to such account debtors for any such payments, and the account debtors will be protected in making such payments to the Secured Party. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Debtor at least ten (10) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party's reasonable attorney's fees and legal expenses, incurred or expended by the Secured Party to enforce any payment due it under this Security Agreement either as against the Debtor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Security Agreement and the Collateral pledged hereunder.

5.		Power of Attorney.   The Debtor does hereby
make, constitute and appoint any officer or agent of the Secured Party as the Debtor's true and lawful attorney-in-fact, upon the occurrence and during the continuance of any Event of Default, with power to endorse the name of the Debtor or any of the Debtor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the possession of the Secured Party in full or part payment of any amounts owing to the Secured Party; granting to the Debtor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Debtor might or could do, including the right to sign for the Debtor, UCC-1 financing statements and UCC-3 statements of change and to sue for, compromise, settle and release all claims and disputes with respect to, the Collateral. The Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable. Debtor acknowledges and agrees that the power of attorney herein granted is for the benefit of the Secured Party and does not require the Secured Party to act for the benefit of Debtor as principal; and the power of attorney herein granted is not intended to make the Secured Party a fiduciary for Debtor. The Secured Party hereby accepts this power of attorney and all powers granted hereunder for the benefit of the Secured Party.
Debtor and the Secured Party acknowledge, agree and consent that, in accordance with the legislative intent and as allowed by 20 Pa.C.S. ss 5601 (a), the provisions of 20
Pa.C.S. ss 5601 shall NOT apply to this power of attorney or any of the powers granted herein. Debtor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 5 is irrevocable and coupled with an interest.

6.		Maintenance of Properties; Insurance.

		(i)	Maintenance of Properties.  If the
Debtor fails to comply with the provisions of the Credit
Agreement relating to maintenance of its properties, the Secured Party may, but shall not be obligated to, pay the cost of any repairs to or maintenance of the Collateral, and may, but shall not be obligated to, pay any taxes, levies or impositions relative to the Collateral, for the account of the Debtor and add the amounts of all of the foregoing to the Obligations.

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		(ii)	Insurance.  If the Debtor fails
to effect and keep in force insurance covering the Collateral as required by the Credit Agreement or fails to pay any of the premiums thereon when due, the Secured
Party may, but shall not be obligated to, do so for the account of the Debtor and add the cost thereof to the Obligations. The Debtor hereby assigns and sets over to the Secured Party all monies which may become payable on account of all insurance covering the Collateral, including without limitation any return of unearned premiums which may be due upon cancellation of any such insurance or any return of unearned premiums. The
Secured Party, its officers, directors, employees and authorized agents, are hereby irrevocably appointed the attorneys-in-fact of the Debtor to endorse any draft or check that may be payable to the Debtor in order to collect the proceeds of such insurance or any return of unearned premiums. So long as any Obligations remain outstanding or any commitment to lend under the Credit Agreement remains in effect, any such proceeds or returns of unearned premiums shall be applied by the Secured Party to the payment of the Obligations at the Secured Party's discretion. Any balance of insurance proceeds remaining in the possession of the Secured Party after payment in full of the Obligations shall be paid to the Debtor or its order as the Debtor shall instruct the Secured
Party in writing.

7.		Application of Proceeds.  The Secured
Party shall apply the proceeds of any sale of or other disposition or realization upon the Collateral after the occurrence of an Event of Default as follows:

		(i)	First, to the payment or
reimbursement of all reasonable advances, expenses and disbursements of the Secured Party (including, without limitation, the fees and disbursements of its counsel and agents) incurred in connection with the administration and enforcement of, or the preservation of any of the Secured Party's rights and security interests in and under the Credit Agreement, this Security Agreement or any other Loan Document or the acquisition, completion, protection, removal, storage, sale or delivery of the Collateral;

		(ii)	Second, to the repayment of
the Obligations, whether for principal, interest or expenses, as the Secured Party, in its sole discretion, shall determine; and

		(iii)	Third, any balance to be
distributed as required by law.

		In no event shall the Secured Party
be liable to the Debtor for interest on any surplus.
If the proceeds of any such sale of or other disposition or realization upon the Collateral are insufficient to pay the Obligations, then the Debtor shall remain liable for such deficiency.

8.		Preservation of Collateral.  The Debtor
assumes full responsibility for taking any and all steps to preserve the Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may be in the Secured Party's possession if the Secured Party takes such action for that purpose as the Debtor shall request in writing, provided that such requested action shall not, in the judgment of the Secured Party, be commercially unreasonable or impair the Secured Party's security interest in such Collateral, or its rights in or the value of such Collateral, and provided further that such written request is received by the Secured
Party in sufficient time to permit the Secured Party to take the requested action.

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9.		Obligations Regarding Collateral
Unaffected. This Security Agreement is executed only as security for the Obligations hereby secured and, therefore, the execution and delivery of this Security
Agreement shall not subject the Secured Party, or transfer or pass to the Secured Party, or in any way affect or modify, the liability of the Debtor under any or all of the Collateral; it being understood and agreed that notwithstanding this Security Agreement or any subsequent Security Agreement, all of the duties and liabilities of the Debtor to each and every other party under each and every item of the Collateral shall be and remain enforceable by such other party, its successors and assigns, against, but only against, the Debtor or the Debtor's successors and assigns other than the Secured Party or the Secured Party's representatives, successors and assigns.

10.		Defeasance.  Upon the full discharge
and satisfaction of the Obligations and the termination of each commitment to lend under the Credit Agreement, all rights herein assigned to the Secured Party shall terminate, and all estate, right, title and interest of the Secured Party in and to each and every one of the items of Collateral shall revert to the Debtor. The
Secured Party shall file all requisite termination statements and do all such other acts as are reasonably required of it to evidence the termination of the security interest granted hereby.

11.		Defined Terms.  All capitalized terms
used herein as defined terms which are not defined herein but which are defined in the Credit Agreement shall have the same meanings herein as are given them in the Credit Agreement.

12.		Secured Party's Ability to Deal with
Security. The Secured Party may have or in the future may hold other security and/or guaranties to secure all or any part of the Obligations, but it is specifically understood and agreed by the Debtor that neither the execution and delivery of this Security Agreement nor the holding of any other security and/or guaranty shall at any time or in any respect operate to prevent or hinder the Secured Party from resorting first to such other security and/or guaranty or first to the Collateral, or first from time to time to all or any of the foregoing.
In addition, the Secured Party may from time to time as it sees fit, in its sole and uncontrolled discretion, resort to all or any part of the Collateral, without resorting to all or any other security and/or guaranty securing the Obligations, or to all or any part of any other security and/or guaranty securing the Obligations, without resorting to all or any part of the Collateral, and such action on the part of the Secured Party shall not in any respect be considered as a waiver of any of the benefits or rights of the Secured Party relating to the Collateral or such other security and/or guaranties.

13.		Amendments and Waivers.  The Secured
Party and the Debtor may from time to time enter into amendments, extensions, supplements and replacements to and of this Security Agreement, and the Secured Party may from time to time waive compliance with a provision hereof. No amendment, extension, supplement, replacement or waiver shall be effective unless it is in writing and is signed by the Secured Party and the Debtor. All waivers shall be effective only for the specific instance and for the specific purpose for which it is given.

14.		Exercise of Remedies; Remedies Cumulative.
No delay on the part of the Secured Party or failure by the Secured Party to exercise any power, right or remedy under this Security Agreement shall operate as a waiver hereof, nor shall any single or partial exercise of any power, right or remedy or any abandonment or discontinuance of steps to enforce such right, power or remedy preclude other or further exercises thereof, or the exercise of any other power, right or remedy. The rights and remedies in this Security Agreement are cumulative and not exclusive of any rights or remedies (including, without limitation, the right of specific performance) which the Secured Party would otherwise have.

15.		Taxes.  The Debtor shall pay to the
Secured Party on demand any and all stamp, document, transfer or recording taxes, filing fees and similar impositions payable or hereafter reasonably determined by the Secured Party to be payable in connection with this Security Agreement and any other documents, instruments and transactions pursuant to or in connection with any of the Loan Documents. The Debtor agrees to save the Secured Party harmless from and against any and all present and future claims or liabilities with respect to, or resulting from, any delay in paying or failure to pay any such taxes or similar impositions.
The obligations of the Debtor pursuant to this Section
15 shall survive the termination of this Security Agreement and the repayment of the Obligations, and shall be part of the Obligations.

16.		Expenses.  The Debtor shall pay to the
Secured Party on demand all reasonable expenses incurred by the Secured Party from time to time, including but not limited to reasonable attorneys' fees and expenses, incurred in protecting the Collateral and the Secured
Party's rights therein and in enforcing the rights and remedies of the Secured Party hereunder, together with interest thereon calculated at the Default Rate if any such amount is not paid upon demand. The obligations of the Debtor pursuant to this Section 16 shall survive the termination of this Security Agreement and the repayment of the Obligations, and shall be part of the Obligations secured hereby.

17.		Notices.  All notices required to be
delivered pursuant to this Security Agreement shall be in writing and shall be sent to the parties hereto, and shall be deemed effective, in accordance with the Credit
Agreement.

18.		Successors and Assigns.  This Security
Agreement shall be binding upon the Debtor and the Secured Party and their respective successors and assigns, and shall inure to the benefit of the Debtor, the Secured Party and their respective successors and assigns; provided, however, that the Debtor shall not assign its rights or duties hereunder or under any of the other Loan Documents without the prior written consent of the Secured Party. Without limitation of the foregoing, the Debtor recognizes, acknowledges and agrees that Secured Party may be required to assign certain rights hereunder to the Export-Import Bank of the United States (?Ex-Im Bank?), or to act as agent for Ex-Im Bank.

19.		Severability.  Any provision of this
Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

20.		Survival.  All representations, warranties,
covenants and agreements of the Debtor contained herein or in the other Loan Documents or made in writing in connection herewith shall survive the issuance of the Notes and shall continue in full force and effect so long as the Debtor may borrow under the Credit Agreement and so long thereafter until payment in full of the Notes and the Obligations is made.

21.		GOVERNING LAW.  THIS SECURITY AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO THE
PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, EXCEPTING
APPLICABLE FEDERAL LAW AND EXCEPT ONLY TO THE EXTENT PRECLUDED
BY THE MANDATORY APPLICATION OF THE LAW OF ANOTHER
JURISDICTION.

22.		FORUM.  THE PARTIES HERETO AGREE THAT ANY ACTION OR
PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT
MAY BE COMMENCED IN THE COURT OF COMMON PLEAS OF ALLEGHENY
COUNTY, PENNSYLVANIA OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND THE PARTIES HERETO
AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR
PROCEEDING IN EITHER OF SUCH COURTS SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY CERTIFIED MAIL TO THE PARTIES AT THEIR ADDRESSES DESCRIBED IN THE CREDIT AGREEMENT, OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. FURTHER, THE DEBTOR HEREBY SPECIFICALLY CONSENTS TO THE PERSONAL JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA AND THE DISTRICT
COURT OF THE UNITED STATES FOR THE WESTERN DISTRICT OF PENNSYLVANIA SITTING IN PITTSBURGH, PENNSYLVANIA AND WAIVES AND HEREBY ACKNOWLEDGES THAT IT IS ESTOPPED FROM RAISING ANY OBJECTION BASED
ON FORUM NON CONVENIENS, ANY CLAIM THAT EITHER SUCH COURT LACKS PROPER VENUE OR ANY CLAIM THAT EITHER SUCH COURT LACKS PERSONAL JURISDICTION OVER THE DEBTOR SO AS TO PROHIBIT EITHER SUCH COURT FROM ADJUDICATING ANY ISSUES RAISED IN A COMPLAINT FILED WITH EITHER SUCH COURT AGAINST THE DEBTOR BY THE SECURED PARTY CONCERNING THIS SECURITY AGREEMENT OR PAYMENT TO THE SECURED PARTY. THE DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE EXCLUSIVE CHOICE OF
FORUM CONTAINED IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING
OF ANY ACTION UNDER THE LOAN DOCUMENTS TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

23.		Construction.  In this Security Agreement (except
as otherwise expressly provided or unless the context otherwise requires), (i) the singular shall include the plural, and vice-versa, (ii) the masculine and feminine genders shall include the neuter gender, and vice-versa, (iii) the words "hereof", "herein" and "hereunder" and words of similar import shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement and (iv) all references to particular Sections, items, clauses, exhibits and schedules are references to the Sections, items, clauses, exhibits and schedules of and to this Security Agreement.

24.		Integration.  This Security Agreement is
the entire agreement between the parties relating to this security transaction and it supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein.

25.		Headings.  Section headings used in this
Security Agreement are intended for convenience only and shall not affect the meaning or construction of this Security Agreement.

26.		Counterparts.  This Security Agreement and
any amendment hereto may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Security Agreement or any amendment hereto, it shall not be necessary to produce or account for more than one such counterpart signed by the other party against whom enforcement is sought.

27.		Collateral Sharing.  All liens granted
under this Security Agreement shall secure ratably and on a pari passu basis the Obligations in favor of the Secured Party hereunder.

28.		WAIVER OF JURY TRIAL.  IN ORDER TO EXPEDITE THE
RESOLUTION OF ANY DISPUTES WHICH MAY ARISE UNDER THIS SECURITY AGREEMENT, AND IN LIGHT OF THE COMPLEXITY OF THE TRANSACTIONS CONTEMPLATED UNDER THIS SECURITY AGREEMENT, THE PARTIES HERETO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT TO WHICH THEY MAY BOTH BE PARTIES, WHETHER ARISING OUT OF, UNDER OR BY REASON OF THIS SECURITY AGREEMENT OR OTHER TRANSACTION BETWEEN THEM OF ANY KIND OR NATURE, AND BOTH PARTIES ACKNOWLEDGE THAT SUCH WAIVER HAS BEEN SPECIFICALLY NEGOTIATED AS PART OF THIS SECURITY AGREEMENT.


	[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

		IN WITNESS WHEREOF, the parties hereto,
with the intent to be legally bound hereby, have caused this Security Agreement and Collateral Assignment to be executed by their respective duly authorized officers as of the date first written above.



WITNESS/ATTEST:  SCIENTIFIC INDUSTRIES, INC., a Delaware
                 corporation



By:_______________           By:_______________(SEAL)
Name:_____________           Name: Helena R. Santos
Title:____________           Title: President and Chief
                             Executive Officer







                            FIRST NATIONAL BANK OF
                            PENNSYLVANIA







                            By: _______________(SEAL)

                            Name: Brian P. Burke

                            Title: Assistant Vice President

                       ACKNOWLEDGMENT







_________________ OF _________________	)
					)	SS:
COUNTY OF _______________________	)


	On this the _____ day of June, 2015, before me, a Notary Public, personally appeared Helena R. Santos, who acknowledged herself to be the President and Chief Executive Officer of Scientific Industries, Inc., a Delaware corporation, and that she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained and in the capacity therein stated, by signing the name of such company on behalf of such company by herself as such officer


  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



			      ________________________________
			      Notary Public

My Commission Expires:

	               Schedule 1
    to Security Agreement and Collateral Assignment

S          CIENTIFIC INDUSTRIES, INC.


1.	Debtors' chief executive office:  80 Orville Drive, Suite 102,
Bohemia, NY 11716

2.	Locations of Debtors' Inventory, Fixtures and Goods:

A.	149 Delta Drive, Pittsburgh PA 15238
B.	80 Orville Drive, Suite 102, Bohemia, NY 11716